Exhibit 10.44
Twelfth Amendment to Loan and Security Agreement

Borrower:
(1) Cardlytics, Inc., a Delaware corporation (“Parent”)
(2) Dosh Holdings LLC (formerly known as BSpears Merger Sub II, LLC), a Delaware limited liability company
(3) AFIN Intermediate Holdings, Inc. a Delaware corporation
(4) AFIN Holdings Inc., a Delaware corporation
(5) HSP EPI Acquisition, LLC, a Delaware limited liability company

Date:	February 16, 2023
This TWELFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into among, the borrowers named above (each and collectively, the “Borrower”), the lenders from time to time party to the Loan Agreement (“Lenders”) and PACIFIC WESTERN BANK, a California state-chartered bank (“PWB”), in its capacity as administrative and collateral agent for the Lenders (“Agent”).
Agent, Lenders and Borrower agree to amend the Loan and Security Agreement between them, dated May 21, 2018 (as amended, the “Loan Agreement”), as follows, and Agent and Lenders agrees to waive certain Events of Default thereunder, as follows, effective as of the date hereof except as otherwise provided below. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)
1.Limited Waiver. Agent and Lenders hereby waive compliance by the Borrower with Section 8(b) of the Schedule to the Loan Agreement which prior to the Twelfth Amendment Effective Date required Borrower to close all of its accounts with Huntington National Bank and transition all funds to an account with Agent within 60 days of the Eleventh Amendment Effective Date. This waiver does not constitute a waiver of the Borrower’s obligation to meet said covenant at any other date, nor does it constitute a waiver of any other term or provision of the Loan Agreement or any related document, nor an agreement to waive in the future this covenant or any other term or provision of the Loan Agreement or any related document.
2.Amendments to Loan Agreement. Agent, Lender and Borrower (jointly and severally, Existing Borrower and Additional Borrower) agree to amend the Loan Agreement, as follows:
a.Modification to Definitions. Section 8 of the Loan Agreement is hereby amended by adding the following definition thereto, in alphabetical order, or to the extent such definition already exists, restating such definition, in each case, to read as follows:
“Twelfth Amendment” means that certain Twelfth Amendment to Loan and Security Agreement, dated as of February 16, 2023 by and among, Agent, Lenders and Borrower.
“Twelfth Amendment Effective Date” means February 16, 2023.
b.Revolving Loans Advance Rate. Section (a)(1)(a) of the Schedule to the Loan Agreement is hereby amended and restated to read as follows:
“(a) an amount equal to $60,000,000 (the “Maximum Revolving Loan Amount”); provided that the Maximum Revolving Loan Amount may be increased to $75,000,000 (such additional $15,000,000, the “Incremental Amount”) by the Agent, in its sole discretion, upon the successful syndication of this credit facility (which could include the syndication of the Incremental Amount, up to the full $75,000,000, or any amount in between) (“Successful Syndication”). In no event shall the Incremental Amount be deemed an additional commitment by PWB, nor shall Agent or Lenders be obligated to seek a Successful Syndication and Agent and Lenders may do so (or seek from doing so) in their own respective discretion. Any change in the Maximum Revolving Loan Amount to include the Incremental Amount shall be reflected in a written amendment to this Agreement, signed by Agent, Lenders and Borrower. ”
c.Ancillary Services Advance Rate. That portion of Section 1 of the Schedule to the Loan Agreement, relating to the Ancillary Services Advance Rate, which currently reads as follows:
“Ancillary Services Limit: $1,010,000”
is hereby amended and restated to read as follows: “Ancillary Services Limit: $1,500,000”
    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.44

d.Overall Credit Limit. That portion of Section 1 of the Schedule to the Loan Agreement, relating to the Overall Credit Limit, which currently reads as follows:
“Overall Credit Limit: Notwithstanding any provisions herein to the contrary, in no event shall the total Obligations (including without limitation the Revolving Loans, and Obligations relating to Ancillary Services) at any time outstanding exceed $76,010,000 (the ‘Overall Credit Limit’).”
is hereby amended and restated to read as follows:
“Overall Credit Limit: Notwithstanding any provisions herein to the contrary, in no event shall the total Obligations (including without limitation the Revolving Loans, and Obligations relating to Ancillary Services) at any time outstanding exceed (a) $61,010,000 (the ‘Overall Credit Limit’) or (b) upon a Successful Syndication, $76,010,000.”
e.Deletion of Minimum Cumulative Adjusted Contribution Margin; Addition of Minimum Adjusted EBITDA. The Minimum Cumulative Adjusted Contribution Margin financial covenant set forth in Section 5 of the Schedule to the Loan Agreement which currently reads as follows:
i.“Minimum Cumulative Adjusted Contribution Margin: Borrower shall maintain a minimum Cumulative Adjusted Contribution Margin of not less than the amount set forth below for the period specified below, measured on a monthly basis commencing with the month ending January 31, 2022 and the end of each calendar month thereafter:

Period Ended	Minimum Cumulative Adjusted Contribution Margin (000s omitted
1 month period ending January 31,	[***]
2 month period ending February 28	[***]
3 month period ending March 31	[***]
4 month period ending April 30	[***]
5 month period ending May 31	[***]
6 month period ending June 30	[***]
7 month period ending July 31	[***]
8 month period ending August 31	[***]
9 month period ending September 30	[***]
10 month period ending October 31	[***]
11 month period ending November 30	[***]
12 month period ending December 31	[***]
*	*
* For periods after December 31, 2022, the minimum cumulative Adjusted Contribution Margin shall be determined on a trailing twelve month basis and shall reflect 20% growth over the prior trailing twelve month period; provided that, in no event shall the minimum cumulative Adjusted Contribution Margin for the year 2023 be less than the following:

    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.44

Trailing Twelve Month Period E	Minimum Cumulative Adjusted Contribution Margin (000s omitted
January 31, 2023	[***]
February 28, 2023	[***]
March 31, 2023	[***]
April 30, 2023	[***]
May 31, 2023	[***]
June 30, 2023	[***]
July 31, 2023	[***]
August 31, 2023	[***]
September 30, 2023	[***]
October 31, 2023	[***]
November 30, 2023	[***]
December 31, 2023	[***]
As used herein, “Adjusted Contribution Margin” shall mean, for any period of determination, the sum of (a) revenue of the Borrower and its Subsidiaries, determined in accordance with GAAP, less (b) the FI Share.
As used herein, “FI Share” shall mean, for any period of determination, the aggregate amount of payments made to Borrower’s financial institution partners, which shall be determined in accordance with the Borrower’s calculation of such amount in effect on the Tenth Amendment Effective Date.
is hereby deleted and replaced with the following new Minimum Adjusted EBITDA financial covenant, to read as follows:
“Minimum Adjusted EBTIDA: Borrower shall maintain a minimum Adjusted EBITDA of not less than the amount set forth below, measured on a quarterly basis commencing with the quarter ending March 31, 2023 and the end of each calendar quarter thereafter:

Quarter Ended	Minimum Adjusted EBITDA (000s omitted) “( )” denotes negative Adjusted EBTIDA, in which case Minimum EBITDA cannot exceed (i.e., be more negative than) the negative amounts set forth below
March 31, 2023	[***]
June 30, 20223	[***]
September 30, 2023	[***]
December 31, 2023	[***]
As used herein “Adjusted EBITDA” shall mean, for any applicable period, (a) EBITDA for such period, as defined in Section 4 of the Schedule and determined in accordance with GAAP; plus,
(b) fees and costs paid, relating to the “First Anniversary Payment Amount” as defined in the Bridg Acquisition Agreement”; plus (c) other fees, costs and expenses permitted by the Agent on a case-by-case basis, minus (d) capitalized software development expenses.
f.Amendment to Additional Provisions. Section 8(b) of the Schedule to the Loan Agreement is hereby amended and restated to read as follows:
“(b) Deposit Accounts. Borrower shall at all times maintain all of its Deposit Accounts and all of its investment accounts with PWB; provided that:
    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.44

1.Borrower may maintain up to a total not to exceed $15,000,000 in Deposit Accounts at other institutions in the United States (including amounts held in the Permitted HNB Accounts), in each case, subject to a control agreement among Borrower, such institution and Agent, in form and substance satisfactory to Agent in its Good Faith Business Judgment, within the time-frame specified herein, if any;
2.for a Borrower joining the Loan Agreement after the date hereof, additional time may be granted to obtain such control agreements, as set forth in the terms of such joinder agreement; and
3.Borrower may maintain Huntington National Bank accounts holding no more than $750,000 in the aggregate, at any time (“Permitted HNB Accounts”). Within 90 days after the Twelfth Amendment Effective Date, Borrower shall cause Huntington National Bank to execute a control agreement over the Permitted HNB Accounts, in favor of Agent, in form sufficient to perfect Agent’s security interest in the Deposit Account for the benefit of Agent and Lenders and otherwise satisfactory to Agent in its Good Faith Business Judgment.
Borrower represents and warrants to Agent and Lenders that all of Bridg Inc.’s deposit accounts outside of Agent (i.e. at Comerica Bank and Silicon Valley Bank) were closed prior to the Eleventh Amendment Effective Date.”
3.Facility Fee. In consideration for Agent and Lenders entering into this Amendment, Borrower shall concurrently pay to Agent for the benefit of Lenders a fee in the amount of [***], which shall be non-refundable and in addition to all interest and other fees payable to Agent for benefit of Lenders under the Loan Documents. Agent is authorized to charge said fee to Borrower’s loan account or any of Borrower’s deposit accounts with Agent.
4.Legal Expenses. Without limitation on the terms of the Loan Documents, Borrower agrees to reimburse Bank for all its documented costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment.
5.Representations True. Borrower represents and warrants to Agent and Lenders that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct in all material respects, except as to representations and warranties that relate to a different date, in which case said representations and warranties continue to be true in all material respects as of said date and those representations and warranties that are conditioned by materiality, which shall be true and correct in all respects.
6.General Release. In consideration for Agent and Lenders entering into this Amendment, Borrower hereby irrevocably releases and forever discharges Agent, Lenders, and their successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them (collectively, the “Releasees”), from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Borrower now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment arising under or in any way related to the Loan Agreement, this Amendment or any other Loan Document or any of the transactions contemplated herein or therein (collectively, the “Released Claims”). Borrower hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release. Borrower represents and warrants that it has not assigned to any other Person any Released Claim, and agrees to indemnify Agent and Lenders against any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs, including but not limited to reasonable attorneys’ fees of counsel of Lenders’ choice and costs, which Lenders may sustain or incur as a result of a breach or purported breach of the foregoing representation and warranty.
7.No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Agent, except as set forth in Section 1 above.
    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.44

8.General Provisions. Borrower hereby ratifies and confirms the continuing validity, enforceability and effectiveness of the Loan Agreement and all other Loan Documents. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Agent, Lenders and Borrower, and the other written documents and agreements between Agent, Lenders and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Agent and Lenders on the one hand and Borrower on the other hand shall continue in full force and effect and the same are hereby ratified and confirmed. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and/or any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
9.Mutual Waiver of Jury Trial. AGENT AND LENDERS AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED. EACH OF THE PARTIES, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT, THE LOAN AGREEMENT, OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ACTION OR INACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM. IF FOR ANY REASON THE PROVISIONS OF THIS SECTION ARE VOID, INVALID OR UNENFORCEABLE, THE SAME SHALL NOT AFFECT ANY OTHER TERM OR PROVISION OF THIS AMENDMENT, AND ALL OTHER TERMS AND PROVISIONS OF THIS AMENDMENT SHALL BE UNAFFECTED BY THE SAME AND CONTINUE IN FULL FORCE AND EFFECT.
    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.41

Borrower: CARDLYTICS, INC. By:_____/s/ Nick Lynton____________ Name: Nick Lynton Title: Chief Legal and Privacy Officer	Agent and Lender: PACIFIC WESTERN BANK By:___/s/ Mykas Degesys______________ Name: Mykas Degesys Title: Senior Vice President
Borrower: DOSH HOLDINGS LLC (formerly known as BSPEARS MERGER SUB II, LLC) By:_____/s/ Nick Lynton____________ Name: Nick Lynton Title: Manager
Borrower: AFIN INTERMEDIATE HOLDINGS INC. By:_____/s/ Nick Lynton____________ Name: Nick Lynton Title: President, Treasurer and Secretary
Borrower: AFIN HOLDINGS INC. By:_____/s/ Nick Lynton____________ Name: Nick Lynton Title: President, Treasurer and Secretary
Borrower: HSP EPI ACQUISITION, LLC By:_____/s/ Nick Lynton____________ Name: Nick Lynton Title: Manager and President

    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.